Exhibit 99.2

BY-LAWS

OF

MICROS SYSTEMS, INC.

__________________________

ARTICLE I - OFFICES

The office of the Corporation shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

ARTICLE II - MEETING OF StockHOLDERS

Section 1 - Annual Meetings:

The annual meeting of the stockholders of the Corporation shall be held on such day and time in November of each year as the Board of Directors shall select (subject to applicable law and any other applicable provision of these by-laws), for the purpose of electing directors, and transacting such other business as may properly come before the meeting. (2004 Amendment)

Section 2 - Special Meetings:

Special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or the Secretary at the written request of the holders of twenty-five percent (25%) of the shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of the laws of Maryland on Corporations and Associations. (Amendment of 1/14/81)

Section 3 - Place of Meetings:

All meetings of stockholders shall be held at the principal office of the Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

Section 4 - Notice of Meetings:

(a) Written notice of each meeting of stockholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than fifty days before the meeting, upon each stockholder of record entitled to vote at such meeting, and to any other stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their shares pursuant to the Business Corporation Act, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such stockholder at his address, as it appears on the records of the stockholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

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(b) If a record date is not set by the Board of Directors, notice of any meeting need not be given to any person who may become a stockholder of record after the mailing of such notice and prior to the meeting, or to any stockholder who attends such meeting, in person or by proxy or to any stockholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of stockholders need not be given, unless otherwise required by statute. (Amendment of 10/20/81.)

Section 5 - Quorum:

(a) Except as otherwise provided herein, or by statute, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Articles of Incorporation"), at all meetings of stockholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of stockholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of stockholders, the stockholders, by a majority of the votes cast by the holders of the shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present.

Section 6 - Voting:

(a) Except as otherwise provided by statute or by the Articles of Incorporation, any corporate action, other than the election of directors to be taken by vote of the stockholders, shall be authorized by a majority of votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

(b) Except as otherwise provided by statute or by the Articles of Incorporation, at each meeting of stockholders, each holder of record of shares of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

(c) Each stockholder entitled to vote, or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the stockholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the persons executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

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(d) Any resolution in writing, signed by all of the stockholders entitled to vote thereon, shall be and constitute action by such stockholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of stockholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

Section 7 – Conduct of Meetings; Advance Notice. The Board of Directors may prescribe an order of business for meetings of stockholders. The Chairman of the Board, or in his absence, the President, if then a separate officer, shall preside at meetings of the stockholders; provided, however, that the Board of Directors may for any meeting of stockholders designate another officer or officers to preside. No business shall be conducted at a meeting of the stockholders except in accordance with the procedures set forth in this section. Nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in this Article. The proposal of other business that may properly be considered by stockholders at a meeting may be made only (i) by or at the direction of the Board of Directors as permitted by law or (ii) by any stockholder of the Company who was a stockholder of record at the time such stockholder gives notice of such proposal as provided for in this Article, who is entitled to vote on the proposal and who complies with the notice procedures set forth in this Article.

For business to be properly brought by a stockholder before the annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Secretary of the Company and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice of intention to make a nomination or to propose other business at the annual meeting must either (i) be sent to the Company in compliance with the requirements of SEC Rule 14a-8, if the proposal is submitted under such rule, or (ii) if not, be mailed and received by, or delivered to, the Secretary at the principal executive offices of the Company not earlier than the 150th day and not later than the close of business on the 120th day prior to the anniversary of the date the Company commenced mailing of its proxy materials in connection with the most recent annual meeting of stockholders or, if the date of the annual meeting of stockholders is more than 30 days earlier or later than the anniversary date of the most recent annual meeting of stockholders, then not later than the close of business on the earlier of (a) the 10th day after public disclosure of the meeting date, or (b) the 60th day prior to the date the Company commences mailing of its proxy materials in connection with the annual meeting of stockholders.

Only matters as are stated in the notice of a special meeting of stockholders shall be brought before such a meeting and, in the case of a special meeting properly noticed for the election of directors, notice of a stockholder’s intention to make a nomination, in order to be timely, must be mailed and received by, or delivered to, the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day after public disclosure of the meeting date.

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A stockholder’s notice to the Secretary to submit business for action at the annual meeting of stockholders shall set forth either the information required by SEC Rule 14a-8 if submitted in accordance with and permitted by such rule or, if a nomination for the election of a director at the annual meeting or a special meeting of stockholders or otherwise not in accordance with such rule: as to the stockholder giving the notice, the beneficial owners, if any, on whose behalf the business is being submitted and, if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”): (i) the name and address of the stockholder and such beneficial owners and control persons, (ii) the class, series and number of all shares of stock of the Company held of record and beneficially by such stockholder and such beneficial owners and control persons, and a representation that such stockholder will notify the Company in writing of the class, series and number of such shares owned of record and beneficially as of the record date for the meeting, promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iii) a representation that the stockholder is entitled to vote at the meeting and intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (iv) a brief description of the business desired to be submitted to the meeting of stockholders, including the complete text of any resolutions and any amendment to any Company document intended to be presented at the meeting of stockholders, (v) any personal or other direct or indirect material interest of the stockholder and such beneficial owners and control persons in the business to be submitted, (vi) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, the stockholder and such beneficial owners and control persons, the effect or intent of which is to mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, such stockholder or such beneficial owners or control persons with respect to shares of stock of the Company, and a representation that the stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (vii) a representation whether the stockholder or the beneficial owner or control person, if any, will engage in a solicitation with respect to the nomination or business and, if so, the percentage of shares of the Company’s capital stock entitled to vote on such matter that are believed or intended to be held by the stockholders to be solicited, the approximate number of stockholders to be solicited if less than all, and the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act, regardless of whether such solicitation is subject to such provision) in such solicitation, (viii) all other information relating to the proposed business which may be required to be disclosed under the Maryland Corporation Law or included in a proxy statement filed pursuant to the proxy rules of the SEC and (ix) if the stockholder intends to make a nomination, (a) information regarding each nominee to be nominated by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC and (b) a description of all agreements, arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. Notice of intention to make a nomination shall be accompanied by the written consent of each nominee to serve as director of the Company if elected.

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The officer presiding at the meeting of stockholders shall determine all matters relating to the efficient conduct of the meeting, including, but not limited to, the items of business. The presiding officer shall, if the facts warrant, determine and declare that any putative business was not properly brought before the meeting in accordance with the procedures prescribed by this Article, in which case such business shall not be transacted. (Amendment of September 2013).

ARTICLE III - BOARD OF DIRECTORS

Section 1 - Number, Election and Term of Office:

(a) The number of directors of the Corporation shall be not less than five (5) nor more than nine (9), unless and until otherwise determined by vote of a majority of the entire Board of Directors. (Amendment of 9/23/91.)

(b) Except as may otherwise be provided herein or in the Articles of Incorporation, a nominee for election by the stockholders to the Board of Directors shall be elected by the affirmative vote of the majority of the votes cast with respect to the nominee at any meeting for the election of directors at which a quorum is present, provided that if as of a date that is 14 days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 1(b), a majority of the votes cast means that the number of shares voted “for” a nominee’s election must exceed the number of votes cast “against” that nominee’s election. Abstentions and broker non-votes are not counted as votes for or against any nominee. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. A director need not be a stockholder. (Amendment of September 2013).

(c) Each director shall hold office until the annual meeting of the stockholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Articles of Incorporation or by statute expressly conferred upon or reserved to the stockholders.

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Section 3 - Annual and Regular Meetings; Notice:

(a) A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the stockholders, at the place of such annual meeting of stockholders.

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) of Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:

(a) Special Meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairman:

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the Directors shall preside.

Section 6 - Quorum and Adjournments:

(a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws.

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(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

Section 7 - Manner of Action:

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by statute, by the Articles of Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Any action authorized, in writing, by all of the directors entitled to vote thereon and filed with the minutes of the corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

Section 8 - Vacancies:

(a) Any vacancy in the Board of Directors occurring by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the stockholders shall be filled by the stockholders at the meeting at which the removal was effected) or inability of any director to act, or otherwise, shall be filled for the unexpired portion of the terms by a majority vote of the remaining directors, though less than a quorum, at any regular or special meeting of the Board of Directors called for that purpose. (Amendment of 1/14/81.)

(b) Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors duly created pursuant to Section 1 of this Article shall be filled until the election of the Board of Directors at the next annual meeting of the stockholders by a majority vote of the entire Board of Directors. (Amendment of 1/14/81.)

Section 9 - Resignation:

Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 10 - Removal:

Any director may be removed with or without cause at any time by the stockholders, at a special meeting of the stockholders called for that purpose, and may be removed for cause by action of the Board.

Section 11 - Salary:

The Board of Directors may, by resolution, allow the payment of such fees and expenses to members of the Board of Directors as the Board, in its discretion, may determine to be appropriate; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. (Amendment of 10/20/81.)

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Section 12 - Contracts:

(a) No contract or other transaction between this Corporation and any other corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b) Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction, which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

Section 13 - Committees:

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

ARTICLE IV - OFFICERS

Section 1 - Number, Qualifications, Election and Term of Office:

(a) The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person, except the offices of President and Secretary.

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(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3 - Removal:

Any officer may be removed, either with or without cause, and a successor elected by the Board at any time.

Section 4 - Vacancies:

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by the Board of Directors.

Section 5 - Duties of Officers:

Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these By-Laws, or may from time to time be specifically conferred or imposed by the Board of Directors. The President shall be the chief executive officer of the Corporation.

Section 6 - Sureties and Bonds:

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 7 - Shares of Other Corporations:

Whenever the Corporation is the holder of shares of any other corporation, any right or power of the Corporation as such stockholder (including the attendance, acting and voting at stockholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of Directors may authorize.

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ARTICLE V - SHARES OF STOCK

Section 1 - Certificate of Stock:

(a) The Corporation may issue some or all of the shares of any or all of the Corporation's classes or series of stock without certificates if authorized by the Board of Directors. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation. Unless otherwise determined by the Board of Directors, each stockholder, upon written request to the Secretary of the Corporation, shall be entitled to a certificate or certificates representing shares of each class of stock held by him in the Corporation. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as shall be adopted by the Board of Directors, shall contain any statements and information required by the Maryland General Corporation Law, and shall be numbered and registered in the order issued. Such certificates shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board or the President or a Vice President, and (ii) the Secretary, or any Assistant Secretary, and may bear the corporate seal. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to the record holders of such shares, for so long as the same is required by the Maryland General Corporation Law, a written statement of the information required by the Maryland General Corporation Law to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

(b) No certificate representing shares shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

(c) The Board of Directors may authorize the issuance of fractional shares which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of a fractional share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

Section 2 - Lost or Destroyed Certificates:

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

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Section 3 - Transfers of Shares:

(a) Transfers of shares of the Corporation represented by share certificates shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation to the Corporation or, if the Corporation has a transfer agent, to the transfer agent of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require. Transfers of uncertificated shares shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon delivery to the Corporation or such transfer agent of an assignment or power of transfer duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding fifty days, nor less than ten days, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

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ARTICLE VI - DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefore, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.

ARTICLE VIII - CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

ARTICLE IX - INDEMNIFICATION

(Added new to by-laws 12/1/89 – former Article IX became current Article X.)

Section 1 - Indemnification of Directors and Officers:

Persons who are or were directors or officers of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by the general laws of the State of Maryland, as now or hereafter in force, including the advance of expenses under the procedures provided by such laws, in respect to matters arising out of service in their capacities as directors or officers of the Corporation or arising out of service at the request of the Corporation in any capacity (including, but not limited to, as directors, officers, partners, trustees, agents or employees) of any other organization (including, but not limited to a direct or indirect subsidiary or affiliate of the Corporation, another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan).

Section 2 - Indemnification of Employees or Agents:

In the sole discretion of the Corporation, persons who are or were employees or agents of the Corporation may be indemnified by the Corporation to any extent permitted by the general laws of the State of Maryland, as now or hereafter in force, including the advance of expenses, in respect to matters arising out of service in their capacities as employees or agents of the Corporation or arising out of service at the request of the Corporation in any capacity (including, but not limited, as directors, officers, partners, trustees, agents or employees) of any other organization (including, but not limited to, a direct or indirect subsidiary or affiliate of the Corporation, another foreign or domestic corporation, partnership joint venture, trust, other enterprise or employee benefit plan).

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Section 3 - Determinations:

(a)	With respect to persons who are or were directors or officers of the Corporation, any determination as to whether such person is entitled to indemnification under Section 1 above, including the advance of expenses, shall be made by independent legal counsel retained by the Corporation and appointed by either the Board of Directors or the Chief Executive Officer. Any determination by such independent legal counsel to deny indemnification, including the advance of expenses, shall be subject at the request of the person who is denied indemnification, including the advance of expenses, to de novo review in any court that is appropriate under the general of laws of the State of Maryland or other applicable statutory or decisional law, as now or hereafter in force.

(b)	With respect to persons who are or were employees or agents of the Corporation, any determination by the Corporation under Section 2 above shall be made by:

(i) the Board of Directors or any committee designated by the Board of Directors;

(ii) the Chief Executive Officer; or

(iii) at the request of the Board of Directors, any committee designated by the Board of Directors or the Chief Executive Officer, by independent legal counsel retained by the Corporation and appointed by the Board of Directors, any committee designated by the Board of Directors or the Chief Executive Officer.

Section 4 - General:

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation in any capacity (including, but not limited to, as a director, officer, partner, trustee, employee or agent) of any other organization (including but not limited to, a direct or indirect subsidiary or affiliate of the Corporation, another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan) against any liability asserted against or incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have the power to indemnify such person under the general laws of the State of Maryland or other applicable statutory or decisional law, as now or hereafter in force. The Corporation may provide similar protection, including a trust fund, letter of credit or surety bond, not inconsistent with the general laws of the State of Maryland or other applicable statutory or decisional law, as now or hereafter in force.

Section 5 - Effect of Amendment or Repeal:

No amendment of the by-laws of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors, officers, employees or agents of the Corporation under this Article Ninth with respect to any act or omission that occurred prior to such amendment or repeal.

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ARTICLE X - AMENDMENTS

Section 1 - By stockholders:

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of directors.

Section 2 - By Directors:

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; provided, however, that the stockholders entitled to vote with respect thereto as in this Article X above-provided may alter, amend or repeal by-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of stockholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the stockholders. If any by-laws regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors, the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

CORPORATE SEAL

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